                                                                    EXHIBIT 10.o

                          ACCOUNTS SECURITY AGREEMENT


     SECURITY AGREEMENT, dated as of May 31, 1995, made by Hospital Cost Consultants, Inc., a California corporation, having its chief executive offices at 5000 Hopyard Road, #300, Pleasanton, California, 94588 ("Grantor"), in favor of First Financial Management Corporation, a Georgia corporation having an office at 3 Corporate Square, Suite 700, Atlanta, Georgia 30329 ("Lender").


1. DEFINED TERMS. The following terms, as used herein, have the meanings set forth below:

     "Account Debtor" shall mean any Person who may become obligated to Grantor under, with respect to, or on account of, an Account or Chattel Paper.

     "Accounts" shall mean, with respect to any Person, all "accounts," as such term is defined in the Code, now owned or hereafter acquired by such Person and, in any event, including: (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to such Person, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (b) all of such Person's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services;
(c) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (d) all monies due or to become due to such Person under all purchase orders and contracts for the sale or lease of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person) now or hereafter in existence, including, without limitation, the right to receive the proceeds of said purchase orders and contracts; and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

     "Chattel Paper" shall mean all "chattel paper," as such term is defined in the Code, now owned or hereafter acquired and wherever located.

     "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, that in the event that by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or the remedies with respect to, Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

     "Default Rate" shall mean, as of any date of determination thereof, the interest rate then in effect under the Note, plus two percent (2%) per annum.

     "Documents" shall mean, with respect to any Person, all "documents," as such term is defined in the Code, now owned or hereafter acquired by such Person, wherever located, and in any event any bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title.

     "Event of Default" shall have the meaning assigned to such term in the Note.

     "GECC" shall mean General Electric Capital Corporation, a New York corporation.

     "GECC Security Agreement" shall mean that certain Accounts Security Agreement dated of even date herewith, made by Debtor in favor of GECC.

     "Instruments" shall mean, for any Person, all "instruments," as such term is defined in the Code, now owned or hereafter acquired by such Person, wherever located and in any event all certificated securities, certificates of deposit and all notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

     "Intercreditor Agreement" shall mean that certain Intercreditor Agreement of even date herewith, between Lender and GECC, as amended, supplemented or restated from time to time.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

     "Note" shall mean that certain Promissory Note of even date herewith, in the principal amount of $5,000,000, made by Debtor and payable to the order of Lender, as amended, supplemented and restated from time to time, and together with all replacement notes issued in substitution therefor.

     "Obligations" shall mean all indebtedness, liabilities and obligations of Debtor now or hereafter owing to Lender under the Note or this Agreement, and all renewals, extensions, restructurings and refinancings thereof.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

     "Proceeds" shall mean all "proceeds," as such term is defined in the Code.

     2. GRANT OF SECURITY INTEREST. To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantor hereby grants to Lender a security interest in all of Grantor's right, title and interest in, to and under the following, whether now owned by or owing to, or hereafter acquired by or arising in favor of Grantor (including, without limitation, under any trade names, styles or divisions thereof), and whether owned, leased or consigned by or to Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"):

        (i)   all Accounts;

        (ii) all lockbox, deposit and other bank accounts of Grantor and all deposits therein and investments made with the funds therein;

        (iii)  all money, cash or cash equivalents of Grantor; and

        (iv) to the extent not otherwise included, all Proceeds of any of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing.

     3.  RIGHTS OF LENDER.  Subject to the limitations of the Intercreditor
Agreement:

     (a) Lender may at any time after the occurrence of an Event of Default and without prior notice to Grantor, notify Account Debtors, that the Accounts have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Grantor shall so notify such Account Debtors.

     (b) Lender may at any time in Lender's own name or in the name of Grantor communicate with Account Debtors to verify with such Person, to Lender's satisfaction, the existence, amount and terms of any Accounts.

     4. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants that:

     (a) Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California; (ii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where qualification or licensing is required by the nature of its business except where the absence of such qualification or licensing has no reasonable likelihood of having a materially adverse effect (A) on the business, properties, assets or financial condition of Grantor or (B) on the Collateral; (iii) has all requisite corporate power and authority to operate its properties, and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its certificate of incorporation and by-laws; and (v) is in compliance with all applicable laws except if such non-compliance has no reasonable likelihood of having a material adverse effect on the business, operations, properties, assets or financial condition of Grantor or the ability of Grantor to perform its obligations under this Agreement or on the Collateral.

     (b) Grantor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto free and clear of any and all Liens except (i) the security interest granted to Lender under this Security Agreement and (iii) the first priority security interest granted to GECC under the GECC Security Agreement. Grantor will warrant and defend such Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

     (c) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as have been filed in favor of Lender pursuant to this Security Agreement or
(ii) such as have been filed in favor of GECC pursuant to the GECC Security Agreement.

     (d) As a result of the filing of appropriate financing statements in the jurisdictions listed on Schedule I hereto, this Security Agreement is effective to create a valid and continuing Lien on and perfected security interest in favor of Lender in the Collateral with respect to which a security interest may be perfected by filing pursuant to the Code, which lien and security interest is prior to all other Liens, except the first priority security interest granted to GECC under the GECC Security Agreement, and is enforceable as such as against creditors of and purchasers from Grantor. All action (including, without limitation, all filings, registrations and recordings) necessary or desirable to create, protect and perfect the security interest granted to Lender hereby in respect of each item of the Collateral has been duly accomplished.

     (e) Grantor's chief executive office, principal place of business, corporate offices, and the locations of all of its records concerning the Collateral are set forth on Schedule I. Grantor shall not change its chief executive office, principal place of business, corporate offices, or the location of its records concerning the Collateral without giving thirty (30) days prior written notice thereof to Lender and taking all actions deemed by Lender necessary or appropriate to protect and perfect Lender's interest in the Collateral.

     (f) Unless otherwise disclosed in writing to Lender by Grantor, each Account represents a bona fide sale of services or Inventory to customers in the ordinary course of Grantor's business completed in accordance with the terms and provisions contained in the documents available to Lender with respect thereto, and no Account is evidenced by a Document, Instrument or Chattel Paper.

     5. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until payment in full of the
Obligations:

     (a) Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including filing any financing or continuation statements under the Code with respect to the liens and security interests granted hereunder. Grantor also hereby authorizes Lender to file any such financing or continuation statement without the signature of Grantor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any Instrument having an outstanding principal balance of greater than $50,000, then, subject to the prior rights of GECC with respect thereto, such Instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon Grantor's receipt thereof and promptly delivered to Lender. Grantor will warrant and defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest thereon.

     (b) Maintenance of Records. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. Upon the occurrence and during the continuation of any Event of Default, subject to the prior rights of GECC with respect thereto, Grantor shall deliver and turn over all of Grantor's books and records pertaining to the Collateral to Lender or to Lender's representatives at any time on demand of Lender. Prior to the occurrence of an Event of Default, upon reasonable notice from Lender, Grantor shall permit any representative of Lender to inspect such books and records and shall provide photocopies thereof to Lender.

     (c) Continuous Perfection. Grantor shall not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9-402(7) of the Code or any other then applicable provision of the Code unless Grantor shall have given Lender at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements satisfactory to Lender to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Lender to amend such financing statement or continuation statement so that it is not seriously misleading.

     6.  LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT.

     (a) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Lender's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following:

          (i) in the name of Grantor, in its own name or otherwise, take possession of, endorse and receive payment of any checks, drafts, notes, acceptances, or other Instruments for the payment of monies due under any Collateral; and

          (ii) receive payment of any and all monies, claims, and other amounts due or to become due at any time arising out of or in respect of any Collateral.

    (b) Grantor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Lender's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby grants to Lender the power and right, on behalf of Grantor, without notice to or assent by Grantor, upon the occurrence and during the continuation of an Event of Default, to do the following:

         (i) ask, demand, collect, receive and give acquittances and receipts for any and all money due or to become due under any Collateral;

         (ii) pay or discharge any taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

         (iii) direct any party liable for any payment under or in respect of any of the Collateral to make payment of any and all monies due or to become due thereunder, directly to Lender or as Lender shall direct;

         (iv) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications, and notices in connection with accounts and other documents constituting or related to the Collateral;

         (v) settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Lender may deem appropriate;

         (vi) file any claim or take or commence any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Lender for the purpose of collecting any and all such monies due under any Collateral whenever payable;

         (vii) commence and prosecute any suits, actions or proceedings at law or in equity in any court to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral;

         (viii) defend any suit, action or proceeding brought against Grantor with respect to any Collateral if Grantor does not defend such suit, action or proceeding or if Lender believes that Grantor is not pursuing such defense in a manner that will maximize the recovery with respect to such Collateral; and

         (ix) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option and Grantor's expense, at any time, or from time to time, all acts and other things which Lender reasonably deems necessary to perfect, preserve, or realize upon the Collateral and Lender's Lien therein in order to effect the intent of this Security Agreement, all as fully and effectively as Grantor might do.

     (c) Grantor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the payment in full of the Obligations.

     (d) The powers conferred on Lender hereunder are solely to protect Lender's security interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and none of its officers, directors, employees, agents or representatives shall be responsible to Grantor for any act or failure to act, except for their own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     (e) Grantor also authorizes Lender, at any time and from time to time, following the occurrence and during the continuance of an Event of Default, to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (f) All of the rights of Lender under this Section 6 are subject to the limitations thereon set forth in the Intercreditor Agreement.

     7. PERFORMANCE BY LENDER OF GRANTOR'S OBLIGATIONS. If Grantor fails to perform or comply with any of its agreements contained herein, and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance of or compliance with such agreement, the reasonable expenses, including attorneys' fees, of Lender incurred in connection with such performance or compliance, together with interest thereon at the Default Rate shall be payable by Grantor to Lender on demand and shall constitute part of the Obligations secured hereby.

     8. REMEDIES; RIGHTS UPON AN EVENT OF DEFAULT. (a) If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it under this Security Agreement and under any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Lender without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor notice and opportunity for a hearing on Lender's claim or action, and without paying rent to Grantor, and collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for its benefit the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Such sales may be adjourned or continued from time to time with or without notice. Lender shall have the right to conduct such sales on Grantor's premises or elsewhere and shall have the right to use Grantor's premises without charge for such sales for such time or times as Lender deems necessary or advisable except as otherwise provided in the applicable landlord's waiver.

     Grantor further agrees, at Lender's request, to assemble the Collateral and make it available to Lender at places which Lender shall reasonably select, whether at Grantor's premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of the Collateral, Lender shall have the right to hold or use the Collateral on behalf of Lender, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of Lender's remedies with respect to such appointment without prior notice or hearing. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, and only after so paying over such net proceeds and after the payment by Lender of any other amount required by any provision of law, including section 9504(1)(c) of the Code (but only after Lender has received what Lender considers reasonable proof of a subordinate party's security interest), need Lender account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of such party. Grantor agrees that ten (10) days' prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled, Grantor also being liable for any and all costs and expenses incurred by Lender, including reasonable attorneys' fees, to collect such deficiency.

     (b) Grantor agrees to pay any and all costs of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

     (c) Except as otherwise specifically provided herein, to the maximum extent permitted by applicable law, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

     (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender upon receipt, in the following order of priorities:

          First, the payment in full of reasonable expenses of Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Lender in connection therewith, including reasonable attorney's fees and any other Obligations owed to Lender;

          Second, to the payment of accrued but unpaid interest on the Obligations;

          Third, to the payment of unpaid principal of the Obligations;

          Fourth, to the payment of all other Obligations until all other Obligations shall have been paid in full; and

          Finally, to payment to Grantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     (e) All of the rights and remedies of Lender under this Section 8 are subject to the limitations thereon set forth in the Intercreditor Agreement.

     9. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Grantor, Lender shall promptly account for any monies received by Lender in respect of any foreclosure on or disposition of the Collateral.

     10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     11. NOTICES. All notices, approvals, consents and other communications to any party hereunder shall be in writing and sent by certified or registered mail, return receipt requested, or by overnight delivery service, with all charges prepaid, if to Grantor addressed to it at [c/o C.I.S. Technologies, Inc., One Warren Place, 6100 South Yale, Suite 1900, Tulsa, Oklahoma 74136-1903,] Attention: Richard A. Evans, Telecopy No. (918) 481-4281, or Lender, at First Financial Management Corporation, 3 Corporate Square, Suite 700, Atlanta, Georgia 30329, Attention: Legal Department, Telecopy No.: (404) 636-7632, or by facsimile transmission, promptly confirmed in writing sent by first class mail, to the telecopy number set forth above, or such other address or telecopy number as such party may hereafter specify by notice to Lender and Grantor. All such notices, approvals, consents or other communications shall be deemed given (i) if sent by certified or registered mail, (5) business days after being postmarked, (ii) if sent by overnight delivery service, when received at the address set forth above or when delivery is refused and (iii) if sent by facsimile transmission, when receipt of such transmission is acknowledged.

     12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Security Agreement sets forth the complete understanding and agreement of the Lender and Grantor with respect to the matters referred to herein.

     13. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion.
No failure to exercise nor any delay in exercising on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Grantor.

     14. LIMITATION BY LAW. All rights remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they do not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

     15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the payment in full of the Obligations.

     16. SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Lender hereunder. Grantor may not assign, sell or otherwise transfer an interest in this Security Agreement.

     17. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE

LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE NOTE, PROVIDED, THAT LENDER AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK CITY AND, PROVIDED, FURTHER, THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH GRANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH IN
SECTION 11 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF GRANTOR'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

     18. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS SECURITY AGREEMENT OR THE NOTE OR THE TRANSACTIONS RELATED THERETO.

     IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                    HOSPITAL COSTS CONSULTANTS, INC.



                                    By:        /s/ Phillip D. Kurtz
                                       -----------------------------
                                       Name:  Phillip D. Kurtz
                                       Title: V.P.

ACCEPTED ON May 31, 1995:

FIRST FINANCIAL MANAGEMENT
CORPORATION



By:   /s/ Stephen D. Kane
      -------------------
      Name:
      Title:  Vice Chairman